NASDAQ: CIVB Annual Shareholder Meeting April 15, 2025

FORWARD-LOOKING STATEMENTS Forward‐Looking Statements. This presentation may contain “forward‐looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward‐looking statements express management’s current expectations, estimates or projections of future events, results or long‐term goals, and are generally identifiable by the use of words such as “believe,” “belief,” “expect,” “anticipate,” “plan,” “intend,” “intent,” “estimate,” “foresee,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they are made, and we undertake no obligation to update any statement except to the extent required by law. Forward‐looking statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause actual results or performance to differ materially from those expressed in or implied by the forward‐looking statements. Factors that could cause actual results or performance to differ from those discussed in the forward‐looking statements include the risks identified from time to time in our public filings with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10‐K for the fiscal year ended December 31, 2024, as supplemented by any additional risks identified in the Company’s subsequent Form 10‐Qs. These risks and uncertainties should be considered in evaluating forward‐looking statements and undue reliance should not be placed on such statements. Use of Non‐GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). The company believes that non‐GAAP financial measures provide both management and investors a more complete understanding of the Company’s profitability. These non‐GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP Measures. Not all companies use the same calculation of these measures; therefore, this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non-GAAP measures are provided at the end of this presentation. Sources of Information: Company Management and S&P Global Market Intelligence

Chairman of Civista Bancshares, Inc. and Civista Bank DENNIS E. MURRAY, JR. WELCOME & INTRODUCTIONS

President & Chief Executive Officer, Civista Bancshares, Inc. DENNIS SHAFFER Corporate Secretary, Civista Bancshares, Inc. LANCE MORRISON Recording Secretary , Civista Bancshares, Inc. KAREN TERENZI

PLANTE MORAN, LLC BRIAN FRANEY Vorys, Sater, Seymour and Pease, LLP TONY WEIS BetaNXT / DFIN REX MORGAN

2025 ANNUAL MEETING NOTICE OF MEETING AFFIDAVIT 2024 MEETING MINUTES

PROPOSAL PRESENTATION PROPOSAL NO. 1: Election of Directors PROPOSAL NO. 2: Compensation of Executive Officers PROPOSAL NO. 3: Frequency of future advisory votes on the compensation of the Corporation’s named executive officers. PROPOSAL NO. 4: Amendment to Article XI of the Corporation’s Amended and Restated Code of Regulations (the “Regulations”) to grant the Board of Directors the authority to make limited future amendments to the Regulations to the extent permitted by the Ohio General Corporation Law PROPOSAL NO. 5: Appointment of Plante Moran, LLC as the independent public accounting firm of the Corporation for fiscal year ending December 31, 2025

MANAGEMENT PRESENTATION President & Chief Executive Officer, Civista Bancshares, Inc. DENNIS SHAFFER

BOARD OF DIRECTORS Front row: Darci Congrove, Lorina Wise, Dennis Shaffer, Dennis Murray, M. Patricia Oliver, Julie Mattlin, James Miller. Back row: Gerald Wurm, Clyde “Chip” Perfect, Harry Singer, Nathan Weaks, Mark Macioce.

RETIRING BOARD MEMBER



James Miller

Former Chairman of the Board, Civista Bank and Civista Bancshares, Inc.

- **51** years in Banking
- Joined Citizens (now Civista) in **1986** as Vice President of Finance. Held several roles during his **31** years at Civista.
- Retired from Civista Bank as CEO in **2017.**
- Board Member since 2007
- Chairman of the Board 2007 – 2022
- Decades of Community Leadership

CIVISTA BANCSHARES, INC.

Presenter Notes
2025-04-14 14:46:07

Actively involved in planning and growing the bank from a $260 million community bank in Sandusky to a $1.4 billion institution located throughout Ohio. Federal Reserve Bank of Cleveland - Community Depository Institutions Advisory Council.
Served on several boards including:
Firelands Regional Medical Center
Mack Iron Works Company
Albert & Olive Schlink Foundation
Sandusky Area Maritime Association (founding board member) Erie County Historical Association
Sandusky Bicentennial Commission
Erie County Economic Development Corporation – Treasurer Erie County Port Authority - Chairman

RETIRING BOARD MEMBER Served on the following: Firelands Regional Medical Center Mack Iron Works Company Albert & Olive Schlink Foundation Sandusky Area Maritime Association (founding board member) Erie County Historical Association Sandusky Bicentennial Commission Erie County Economic Development Corporation – Treasurer Erie County Port Authority - Chairman James Miller Former Chairman of the Board, Civista Bank and Civista Bancshares, Inc. Presenter Notes 2025-04-14 14:46:09 -------------------------------------------- Actively involved in planning and growing the bank from a $260 million community bank in Sandusky to a $1.4 billion institution located throughout Ohio. Federal Reserve Bank of Cleveland - Community Depository Institutions Advisory Council. Served on several boards including: Firelands Regional Medical Center Mack Iron Works Company Albert & Olive Schlink Foundation Sandusky Area Maritime Association (founding board member) Erie County Historical Association Sandusky Bicentennial Commission Erie County Economic Development Corporation – Treasurer Erie County Port Authority - Chairman

THANK YOU COLLEAGUES

A YEAR OF TRANSITION Regulatory reform Margin contraction Competitive deposit rate environment Loss of $5.2 million in non-interest income related to tax processing business and other fees

2024 FINANCIAL PERFORMANCE Net Income of $31.7 million, EPS of $2.01 Crossed $4 Billion in assets in Q2 2024, ended 2024 $4.1 Billion 7.7% loan growth; 7.6% deposit growth in 2024 Non-interest income $585 thousand greater in 2024 than non- interest income for 2023 Non-interest income 24% of revenue; exceeding peer group average 3.21% Net Interest Margin for Full Year 2024; and 3.36% in Q4 2024 Strong credit quality Allowance for loan losses of 1.29% Low level of charge-offs and delinquencies

FINANCIAL HIGHLIGHTS Increased shareholder dividend to $0.17/share in January 2025 7th dividend increase since 2018 (143% increase) 2024 Total Shareholder Return of 17.6% 6 research firms; target stock price range of $24-27. Ratings: 1 strong buy, 3 buy, 2 hold

CELEBRATING 140 YEARS Founded and headquartered in Sandusky, OH since 1884 Grown from 4 to over 540 employees 42 locations across Ohio, Southeastern Indiana and Northern Kentucky Operations in Ohio’s 5 largest MSAs Diversified Revenue Streams Business & Personal Banking Wealth Management Private Banking Mortgage Equipment Leasing 42 LOCATIONS

CELEBRATING 140 YEARS

DECADES OF DEDICATION 40-50 Years 4 30-39 Years 20 20-29 Years 36 10-19 Years 91 10+ Years of Service 151 (28%) Employee Tenure: 10+ Years of Service Presenter Notes 2025-04-14 14:46:17 -------------------------------------------- 5 years = 108 1-5 years = 185 <1 year = 79

Grow Relationships & Core Deposits Position Digital to Grow the Bank Invest in Talent & Culture to Drive the Strategic Plan Leverage Technology to Optimize Profitability Increase digital deposit account openings Implement enhanced fraud prevention tools Enhance data analytics tools Deepen existing relationships Execute small business initiative Increase # of relationships; and lifetime customer value Re-skill, up-skill, cross-skill current employees Continue to focus on culture that promotes success and growth for employees and organization Automate labor intensive processes with RPA (Robotics) Optimize capital through customer profitability tools STRATEGIC PRIORITIES 2024-2027

THANK YOU We appreciate your investment in our vision.

QUESTIONS & ANSWERS

VOTING RESULTS PROPOSAL NO. 1: Election of Directors PROPOSAL NO. 2: Compensation of Executive Officers PROPOSAL NO. 3: Frequency of future advisory votes on the compensation of the Corporation’s named executive officers. PROPOSAL NO. 4: Amendment to Article XI of the Corporation’s Amended and Restated Code of Regulations (the “Regulations”) to grant the Board of Directors the authority to make limited future amendments to the Regulations to the extent permitted by the Ohio General Corporation Law PROPOSAL NO. 5: Appointment of Plante Moran, LLC as the independent public accounting firm of the Corporation for fiscal year ending December 31, 2025